EXHIBIT 10.8

                               SCHOOLWEB SYSTEMS INC.
                           #280 - 815 West Hastings Street
                               Vancouver, BC V6C 1B4
                                Tel: (604) 608-2540
                                Fax: (604) 608-8775

March 8, 2002

Advanced Interactive Inc.
718 - 1350 Flamingo Road
Las Vegas, Nevada 89119

Attention: Mr. Karim Lakhani

-and-

Advanced Interactive Canada Inc.
2101 - 1177 West Hastings Street
Vancouver, BC V6E 2K3

Attention: Mr. Karim Lakhani

Dear Sirs:

Re: Agreement between Hewlett Packard (Canada) and Advanced
    Interactive Inc. ("AII") dated March 6, 2002

This letter is written to confirm our agreement as follows:

1.  We consent to the terms of the agreement between Advanced
Interactive Inc. and Hewlett Packard (Canada) attached hereto as Schedule "A" (the "Solutions Partner Agreement");

2. We acknowledge paragraph 5 of the Solutions Partner Agreement and confirm that we will not, without first giving 210 days' notice to AII, withdraw our consent in paragraph 1 above; and

3. We confirm that, in conjunction with the Solutions Partner Agreement, we have ceased to use the name "SchoolWeb Systems Inc." for business purposes and will (subject to shareholder approval) be changing our name to "Alternet Systems Inc." as soon as practicably possible.

Should you require anything further, please do not hesitate to contact us at anytime.

Yours truly,

SCHOOLWEB SYSTEMS INC.

/s/ Patrick Fitzsimmons
Patrick Fitzsimmons, Director and Vice-President